SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
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Nimbus Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NIMBUS GROUP, INC.
5555 ANGLERS AVENUE SUITE 16
FORT LAUDERDALE, FL 33312

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Nimbus Group, Inc. (the “Company”) will be held at the Company’s corporate offices, on Tuesday, December 3, 2002, for the following purposes as set forth in the accompanying Proxy Statement:

1.	To elect two directors to serve until their successors are elected and qualified; and

2.	To ratify the selection of Berkovitz, Lago & Company LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2002; and

3.	To approve the sale of substantially all of the assets and certain liabilities of Take to Auction.com, Inc to Go Antiques, Inc.; and

4.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Holders of record of the Company’s common stock at the close of business on October 25, 2002 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

By order of the Board of Directors,

/s/ Ilia Lekach

Ilia Lekach Chairman of the Board and Chief Executive Officer
Dated: November 15, 2002

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Meeting, please sign and date the enclosed Proxy Card which is being solicited by the Board of Directors and return it promptly in the envelope provided. Any person giving a Proxy has the power to revoke it at any time prior to the exercise thereof and if present at the Meeting may withdraw it and vote in person if they so desire. Attendance at the Meeting is limited to shareholders, their proxies and invited guests of the Company.

PURPOSE OF MEETING
VOTING SECURITIES; PROXIES; REQUIRED VOTE
PROPOSAL 1: NOMINEES FOR ELECTION AS DIRECTORS (ITEM 1 ON PROXY CARD)
DIRECTORS AND EXECUTIVE OFFICERS
MEETINGS AND COMMITTEES OF THE BOARD
AUDIT COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS AND HOLDINGS
2001 OPTION GRANTS TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES
EMPLOYMENT AGREEMENTS
COMPENSATION COMMITTEE REPORT
COMPENSATION PHILOSOPHY
COMPONENTS OF COMPENSATION
COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)
STOCK PRICE PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
FEES OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PRINCIPAL SHAREHOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
E COM VENTURES, INC. ADVANCES
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS (ITEM 2 ON PROXY CARD)
PROPOSAL 3: APPROVE THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS AND CERTAIN LIABILITIES OF TTA TO GO ANTIQUES, INC. (ITEM 3 ON PROXY CARD)
OTHER MATTERS

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF NIMBUS GROUP, INC.
TO BE HELD DECEMBER 3, 2002

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Nimbus Group, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders (the “Meeting”) of the Company to be held at the Company’s corporate offices, 5555 Anglers Avenue, Suite 16, Ft. Lauderdale, Florida 33312, on Tuesday, December 3, 2002, or at any adjournment thereof. The Proxy Statement and the form of proxy (the “Proxy”) are first being mailed on or about November 15, 2002.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Meeting are summarized in the accompanying Notice of Proxy.

VOTING SECURITIES; PROXIES; REQUIRED VOTE

This solicitation is made by mail on behalf of the Board. Costs of the solicitation will be borne by the Company. Further solicitation of proxies may be made by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending Proxy Statement materials to shareholders.

Holders of record of the common stock, $.001 par value per share, of the Company (the “Common Stock”) as of the close of business on October 25, 2002, (“the Record Date”) are entitled to receive notice of, and to vote at, the Meeting. Each share of Common Stock entitles the holder to one vote on each matter to come before the Meeting. At the close of business on October 25, 2002, there were 7,438,889 shares of Common Stock issued and outstanding.

Shares represented by proxies in the form enclosed, if the proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on a properly executed and returned Proxy, the shares will be voted FOR all matters listed on the Proxy card. To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before voting by filing a notice of revocation with the Secretary of the Company, by filing a later dated Proxy with the Secretary of the Company or by voting in person at the Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

The Board knows of no matters to come before the Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Meeting, it is the intention of each of the persons named in the accompanying Proxy to vote such proxies in accordance with such person’s discretionary authority to act in such person’s best judgment.

The principal executive offices of the Company are located at 5555 Anglers Avenue, Suite 16, Ft. Lauderdale, Florida 33312.

RECOMMENDATIONS OF THE BOARD

The Company’s Board recommends that you vote FOR each of the nominees of the Board (Proposal 1), FOR the ratification of the appointment of Berkovitz, Lago and Company LLP as the Company’s independent accountants for the Company’s fiscal year ending December 31, 2002 (Proposal 2) and FOR the approval of the sale of substantially all of the assets and certain liabilities of Take to Auction.com, Inc. to Go Antiques, Inc.

PROPOSAL 1: NOMINEES FOR ELECTION AS DIRECTORS
(ITEM 1 ON PROXY CARD)

Pursuant to the Company’s Articles of Incorporation (the “Articles”), our Board is divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of the Board will be elected each year during our Annual Meeting and hold office for a term of three years and until their successors shall have been elected and qualified. If, for any reason, the directors are not elected at the Meeting, they may be elected at a special meeting of shareholders called for that purpose in the manner provided by the Company’s Amended and Restated Bylaws (the “Bylaws”). The Bylaws currently authorize a Board consisting of not less than three nor more than twelve persons, and the Company’s Board currently provides for eight directors.

During fiscal 2001 and through October 25, 2002, the following directors resigned from our Board: Dr. David Shpilberg (Class III director), Alan Greenberg (Class III director), General Charles A. Horner (Class I director) and Albert Friedman (Class III director). All four directors resigned for personal reasons. The remaining Class I directors are John-Gary Hewitt and Jonathan Geller, both of whom were elected at the 2001 Meeting and were elected to two (2) year terms in order to preserve the classified aspect of our Board and the remaining Class II directors are Ilia Lekach and Mitchell Morgan, both of whom were elected at the 2001 Meeting and were elected to three (3) year terms.

Carlos de Miguel and Kenneth A. Glenn joined our Board in October 2002 and November 2002, respectively, as Class III directors, bringing the total number of current directors to six. The Board will continue to seek to fill the two remaining vacancies (one Class I director and one Class III director) currently on our Board. Upon the Board’s finding of suitable candidates, the Board will have such members elected to the Board and these new members will be formally nominated and approved by our shareholders, no later than our next Annual Meeting of Shareholders.

Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying Proxy intend to vote for and ratify the election of Carlos de Miguel and Kenneth A. Glenn to hold office as Class III directors for a term of three (3) years. All nominees have consented to being named in this Proxy Statement and have advised the Board that they are able and willing to serve as directors, if elected.

If any nominee becomes unavailable for any reason (which is not anticipated), the shares represented by the proxies may be voted for such other person or persons as may be determined by the holders of the proxies (unless a Proxy contains instructions to the contrary). In no event will the Proxy be voted for more than two nominees.

VOTE

Each director will be elected by a favorable vote of a majority of the votes cast at the Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the outcome. Unless instructed to the contrary in the Proxy, the shares represented by the Proxy will be voted FOR the election of the two nominees named above as directors.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information (as of October 25, 2002) regarding our executive officers and directors:

NAME	AGE	POSITION

Ilia Lekach	52	Chairman of the Board and Chief Executive Officer and Class II Director
Mitchell Morgan	32	Vice-President, Chief Financial Officer and Class II Director
Jonathan Geller	26	Vice-President, Chief Technology Officer and Class I Director
John-Gary Hewitt	51	Class I Director
Carlos de Miguel	35	Class III Director
Kenneth A. Glenn	56	Class III Director

Ilia Lekach has been our Chairman of the Board and a Class II director since October 1999 and our Chief Executive Officer since January 2002. Mr. Lekach is also the chairman and CEO of E Com Ventures, Inc., an Internet incubator. He was co-founder of Perfumania, Inc. and was Perfumania, Inc.’s Chairman of the Board and Chief Executive Officer from its incorporation in 1988 until April 1994, and again since October 1998. Mr. Lekach served as Chairman of the Board of L. Luria & Son, Inc., a South Florida-based catalog retailer from January 1997 through August 1997. Mr. Lekach also serves as Chairman of the Board and Chief Executive Officer of Parlux Fragrances, Inc., a publicly traded manufacturer and distributor of fragrance and related products since 1990.

In August 1996, ORM Inc., and its affiliates, of which Mr. Lekach was a principal, purchased a controlling interest in L. Luria & Son, Inc., a catalog retailer with serious financial problems. On August 13, 1997, L. Luria & Son, Inc. filed for relief under Chapter 11 of the Bankruptcy Code and has since been liquidated.

Mitchell Morgan has been our Vice-President, Chief Financial Officer and a Class II director since August 1999. From January 1994 to August 1999, Mr. Morgan held various positions in PriceWaterhouseCoopers, LLP, most recently as Business Assurance Manager. Mr. Morgan holds a degree in accounting from the University of Florida. Mr. Morgan is a Certified Public Accountant.

Jonathan Geller has been our Vice President, Chief Technology Officer and a Class I director since October 1999. Mr. Geller was co-founder of Jackpot S.A, Lima Peru, a privately owned company specializing in the development of Web pages, providing high bandwidth Internet connections and custom Web applications. From January 1998 until September 1999, Mr. Geller served as Jackpot’s Chief Executive Officer. From January 1994 until December 1997, Mr. Geller attended college at North Carolina State University where he graduated with a degree in Industrial Engineering.

John-Gary Hewitt has been a Class I director since October 2001. Prior to joining our Board, Mr. Hewitt was President of Knight Securities, Inc., an electronic market-making firm in the securities industry. While serving as President of Knight, Mr. Hewitt was responsible for Knight’s extension into options market-making, international expansion (Europe and Japan), development of Knight’s technology, and organizational restructuring. Prior to that, he worked at Goldman Sachs in strategic and business building roles related to Goldman’s international equities business. Mr. Hewitt also held various positions at the New York Stock Exchange. Mr. Hewitt holds a B.A. in political science from the University of Rochester, a Juris Doctor from the Boston University School of Law, and a Master’s degree in corporate law from New York University.

Carlos de Miguel has been a Class III director since October 2002. Mr. de Miguel possesses significant transactional experience across multiple industries throughout the United States and Latin America. He is presently Managing Director of Capital Intelligence Partners where he is focused primarily on mergers & acquisitions and corporate finance. Prior to joining Capital Intelligence, Mr. de Miguel was Managing Director of Rainmaker Capital, an investment banking boutique specializing in private equity, corporate finance and middle market mergers & acquisitions. During his appointment, Mr. de Miguel originated and executed key transactions within the food & beverage, aviation, logistics, healthcare, media, telecommunications and technology sectors. Within the aviation sector, he advised leading FAA Certified Repair Stations, business aircraft manufacturers, an air-taxi service, jet engine leasing companies, and aircraft engine & parts brokerages.

Mr. de Miguel holds a Degree in Finance & Multinational Management from the Wharton School of Business of the University of Pennsylvania and a Certificate in International Studies from Harvard. He is also actively serving on the Board of Directors ofE2 Capital Partners, Hispanic Broadcasting Television Group and the UnoDosTres Latin Television Network.

Kenneth A. Glenn has been a Class III director since November 2002. Mr. Glenn has been the Treasurer, President and CEO of Ryder Systems Federal Credit Union in Miami Dade County since February 1983. Mr. Glenn is a former officer of Barnett Bank of Florida and Executive Vice President of Homestead Air Force Base Federal Credit Union.

MEETINGS AND COMMITTEES OF THE BOARD

In fiscal year 2001, there were four meetings of the Board (including regularly scheduled and special meetings).

The Board has established two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a Nominating Committee.

AUDIT COMMITTEE

The Audit Committee of the Company’s Board (the “Audit Committee”) is composed of independent directors and is governed by a written Charter adopted by the Board. The Audit Committee makes recommendations to the Board concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent auditors, considers the range of audit and non-audit fees and reviews the adequacy of the Company’s internal accounting controls. The members of the Audit Committee as of the Record Date are John-Gary Hewitt (chair), Alan Blaustein and Miguel Cauvi. During 2002, Messrs. Greenberg and Cauvi resigned from the Board and the Audit Committee and were replaced on the Audit committee by Messrs. de Miguel and Glenn. None of the former or current Audit Committee members has a relationship with the Company that might interfere with the exercise of his independence from the Company and its management. The Audit Committee held one meeting during 2001.

The Audit Committee reviewed the findings and recommendations made by Deloitte & Touche LLP in connection with their independent audit of the Company’s financial statements for the fiscal year ended December 31, 2001. The Audit Committee advised that no difficulties or disputes with management were encountered during the course of their audit. The Audit Committee was not aware of any matters, which may have a material effect on the Company’s performance as reported.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee of the Board (the “Compensation Committee”) was at any time since our formation an officer or employee of ours. Members of the Compensation Committee, as of the record date, were Ilia Lekach, our Chairman of the Board, who also serves as the chairman of the Board of E Com Ventures, Inc. (“ECMV”). During 2002, Alan Greenberg, former chairman of the Compensation Committee, resigned from the Board and the Compensation Committee and was replaced by Mr. De Miguel. There is no business relationship between us and E Com Ventures, Inc., other than a licensing agreement with Perfumania.com, Inc. The Compensation Committee held one meeting during fiscal year 2001. See Certain Relationships and Related Transactions.

DIRECTOR COMPENSATION

Our independent non-employee directors receive an annual grant of non-qualified options to purchase 5,000 common shares per year, with an exercise price equal to the fair market value on the date of grant, for their services as directors, and are reimbursed for their reasonable expenses for attending our Board and Board committee meetings. Each director’s compensation is paid at the end of each year. Directors who are employees of the Company receive no compensation for serving on the Board.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to all compensation paid or earned for services rendered to the Company in 2001, 2000 and 1999 by our interim Chief Executive Officer and our three other most highly compensated executive officers whose aggregate annual compensation exceeded $100,000 and who were executive officers of the Company on December 31, 2001 (all of the individuals named in the following table are collectively defined as the “Named Executive Officers”). We do not have a pension plan or a long-term incentive plan and have not issued any restricted stock awards or have not granted any stock appreciation rights as of this date. We have granted stock options. See “Option Grants and Holdings” and “Employee Benefit Plan.” The value of all other annual compensation (perquisites and other personal benefits) received by each Named Executive Officer in each respective year did not exceed the lesser of $50,000 or 10% of the Named Executive Officer’s total annual salary and bonus reported for such Named Executive Officer.

SUMMARY COMPENSATION TABLE

				SECURITIES
	FISCAL	COMPENSATION		UNDERLYING	ALL OTHER
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	OPTIONS(#) (1)	COMPENSATION ($)

Ilia Lekach	2001	—	—	700,000	—
Chairman and interim CEO	2000	—	—	270,000	—
	1999	—	—	—	—

Mitchell Morgan	2001	128,463	—	200,000	1,348
Chief Financial Officer	2000	123,020	—	126,531	1,348
	1999	45,000	—	48,469	—

Jonathan Geller	2001	127,837	—	200,000	190
Chief Technology Officer	2000	121,250	—	120,714	190
	1999	30,000	—	54,286	—

Albert Friedman (2)	2001	133,711	—	200,000	2,227
President, Take to Auction.com, Inc.	2000	127,083	—	50,000	270
	1999	52,082	—	25,000	—

(1)	See “Option Grants and Holdings” below for a description of such executive officers’ options.

(2)	Effective October 1, 2002, we entered into a severance agreement with Albert Friedman, our former President of Take to Auction.com (“TTA”). All of Mr. Friedman’s stock options will expire on January 1, 2003, if not exercised prior to such date.

OPTION GRANTS AND HOLDINGS

2001 OPTION GRANTS TABLE

The following table sets forth grants of stock options to our interim Chief Executive Officer and our three other most highly compensated executive officers during 2001. We have never granted any stock appreciation rights. The weighted average exercise price of each option is equal to $0.97 per share. The potential realizable value is calculated based upon the term of the option at its time of grant (seven years). It is calculated assuming that the value of Common Shares appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These numbers are calculated based on the requirements of the SEC and do not reflect our estimate of future stock price growth.

	Individual Grants
					Potential Realizable Value
		Percentage of			at Assumed Annual Rates
	Number of	Total Option			of Share Price Appreciation
	Securities	Granted to			for Option term (1)(2)
	Underlying Options	Employees in	Exercise Price	Expiration
Name	Granted (#)	Fiscal Year (%)	Per Share ($/Sh)	Date	5%($)	10%($)

Ilia Lekach	200,000	9.30%	$1.01	09/01/08	284,234	393,641
	500,000	23.26%	$0.90	11/21/08	633,195	876,923

	700,000	32.56%			917,429	1,270,564

Albert Friedman (3)	175,000	8.14%	$1.01	09/01/08	248,705	344,436
	25,000	1.16%	$1.00	10/10/08	35,178	48,718

	200,000	9.30%			283,883	393,154

Mitchell Morgan	175,000	8.14%	$1.01	09/01/08	248,705	344,436
	25,000	1.16%	$1.00	10/10/08	35,178	48,718

	200,000	9.30%			283,883	393,154

Jonathan Geller	175,000	8.14%	$1.01	09/01/08	248,705	344,436
	25,000	1.16%	$1.00	10/10/08	35,178	48,718

	200,000	9.30%			283,883	393,154

(1)	Potential realizable value is based on the assumption that the common share price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. The amounts have been calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, a Named Executive Officer may realize will depend on the excess of the shares on the date of exercise. Accordingly, there is no assurance that the value realized will be at or near the potential realizable value as calculated in the table.

(2)	These options have a term of seven years from the date of grant.

(3)	Effective October 1, 2002, we entered into a severance agreement with Albert Friedman, our former President of TTA. All of Mr. Friedman’s stock options will expire on January 1, 2003, if not exercised prior to such date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

The following table provides certain summary information concerning stock options held as of December 31, 2001 by our four most highly compensated executive officers. No options have been exercised as of December 31, 2001 by any of the officers. The value of unexercised in-the-money options at December 31, 2001 is based on the value of the Common Shares on December 31, 2001.

	NUMBER OF SECURITIES		VALUE OF UNEXERCISED
	UNDERLYING UNEXERCISED		IN-THE-MONEY OPTIONS AT
	OPTIONS AT DECEMBER 31, 2001		DECEMBER 31, 2001

NAME	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE

Ilia Lekach	790,000	180,000	$83,000	$—
Albert Friedman	275,000	—	8,250	—
Mitchell Morgan	375,000	—	8,250	—
Jonathan Geller	375,000	—	8,250	—

EMPLOYMENT AGREEMENTS

In September 2001, David Shpilberg, interim Chief Executive Officer, entered into a three-year executive employment agreement with Nimbus Group. Dr. Shpilberg was granted non-qualified stock options to purchase a total of 500,000 Common Shares, immediately exercisable and fully vested, at a weighted average price of $1.00 per share. Dr. Shpilberg resigned as our interim Chief Executive Officer effective January 1, 2002, after accepting a senior position with Bain & Company, a leading business consulting firm. Ilia Lekach, our chairman of the Board, accepted the position of interim chief executive officer until a permanent replacement can be found. As of September 30, 2002, Dr. Shpilberg did not exercise any of his 500,000 stock options, and therefore all 500,000 stock options expired.

During October 2001, based on the reorganization of the corporate structure and the change in control of the Company’s Board, Messrs. Friedman, Morgan and Geller signed separate agreements waiving and releasing the Company from any and all claims arising under their respective employment agreements, as noted above, solely for the change in control occurring during October 2001. In consideration for the foregoing agreements, the Company agreed to issue Messrs. Friedman, Morgan and Geller an additional 25,000 non-qualified stock options, at an exercise price of $1.00 per share. Furthermore, the Company agreed that any and all options to purchase common stock in the Company already held by Messrs. Friedman, Morgan and Geller would likewise become immediately vested and exercisable.

In August 1999, each of Messrs. Albert Friedman, then President of Take to Auction (“TTA”) and director and Mitchell Morgan, Vice President, Chief Financial Officer and director, entered into executive employment agreements with Nimbus Group (formerly “Take to Auction.com”). Each agreement has a term of three years unless terminated earlier for cause, death, and disability or upon a change in control of Nimbus Group. Mr. Friedman’s agreement provides for an initial base salary of $125,000. Mr. Morgan’s agreement provides for an initial base salary of $120,000. The above salaries are subject to annual increases equal to the greater of 5% or the annual increase in the consumer price index plus other annual increases, if any, as determined by the Compensation Committee in its sole discretion. In addition, Mr. Friedman and Mr. Morgan were granted non-qualified stock options through December 31, 2001 to purchase a total of 275,000 and 375,000 Common Shares, respectively, exercisable at a weighted average price of $2.12 and $3.06, per share, respectively.

Effective October 1, 2002, we entered into a severance agreement with Albert Friedman, former President of TTA. The total severance package, in the amount of approximately $35,000, will be paid out through December 31, 2002. All of Mr. Friedman’s stock options will expire on January 1, 2003, if not exercised prior to such date.

In October 1999, Jonathan Geller, our Chief Technology Officer, entered into an executive employment agreement with Nimbus Group. The agreement has a term of three years and provides for an initial base salary of $120,000 subject to annual increases equal to the greater of 5% or the annual increase in the consumer price index. In addition, Mr. Geller was granted non-qualified stock options through December 31, 2001 to purchase a total of 375,000 Common Shares, exercisable at a weighted average price of $2.97 per share.

In the event either Messrs. Morgan or Geller terminate his agreement (i) within 180 days from the date a person or entity acquires the beneficial ownership of 20 percent or more of the then outstanding Common Shares or 20 percent or more of the voting power, or (ii) pursuant to certain transactions (including a merger or a sale of substantially all the assets) approved by the shareholders, he will be entitled to receive severance compensation in the amount of 200 percent of his annual base salary.

A committee of our Board determined the exercise price of the options granted to the employees was the fair market value of the common stock on the date of grant.

COMPENSATION COMMITTEE REPORT

The report of the Compensation Committee of the Board with respect to compensation in fiscal 2001 is as follows:

COMPENSATION PHILOSOPHY

The overall policy of the Compensation Committee is to provide the Company’s executive officers and other key employees with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee’s objective to have a substantial portion of each executive officer’s compensation contingent upon the Company’s performance as well as upon the officer’s own level of performance. Accordingly, the compensation package for each executive officer is comprised of two primary elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in effect at companies within and outside the industry with which the Company competes for executive talent and (ii) long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and the Company’s shareholders. As an executive officer’s level of responsibility increases, it is the Company’s general intent that a greater portion of the executive officer’s total compensation be dependent upon Company performance and stock price appreciation than upon base salary.

COMPONENTS OF COMPENSATION

The principal components of executive officer compensation are generally as follows:

•	BASE SALARY. With respect to Messrs. Morgan and Geller, their base salary is fixed in accordance with the terms of their respective employment agreements. See “Employment Agreements.”

•	LONG-TERM INCENTIVE COMPENSATION. Long-term incentives are provided through stock option grants and other stock-based awards under the Company’s 2001 Amended and Restated Stock Option Plan. Awards under the 2001 Amended and Restated Stock Option Plan are designed to further align the interests of each executive officer with those of the shareholders and to provide each officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company’s business.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of their top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exemptions to Section 162(m) apply with respect to “qualified performance-based compensation.” The Company is currently monitoring the applicability of Section 162(m) to its ongoing compensation arrangements. The Company does not expect that amounts of compensation paid to its executive officers will fail to be deductible by reason of Section 162(m).

CARLOS DE MIGUEL (CHAIR)(*) ILIA LEKACH

(*) – The “Compensation Committee Report” was filed prior to the Record Date. Alan Greenberg (chair) resigned from our Board during April 2002 and was replaced by Carlos de Miguel in October 2002.

STOCK PRICE PERFORMANCE GRAPH

The following graph compares the performance of an investment in Common Stock from June 13, 2000, the date of our initial public offering, * through December 31, 2001, with the Russell 2000 Index, the JP Morgan H&Q Internet Index and the RDG Technology Composite Index. The graph assumes $100 was invested on June 13, 2000 in each of the Common Stock, the Russell 2000 Index, the JP Morgan H&Q Internet Index and the RDG Technology Composite Index and the reinvestment of dividends on the date of payment without payment of any commissions. Dollar amounts in the graph are rounded to the nearest whole dollar. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

	6/13/00	12/00	12/01

NIMBUS GROUP, INC.	100.00	15.63	13.13
RUSSELL 2000	100.00	102.33	104.87
JP MORGAN H & Q INTERNET 100	100.00	58.10	37.39
RDG TECHNOLOGY COMPOSITE	100.00	66.49	49.45

*	The graph is based on an initial stock price of $8.00 per share, the price at which the Common Stock was offered in our initial public offering; the last sale price on the AMEX on the first day of trading was $8.63.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audit. The Audit Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Company’s independent accountants also provided to the Audit Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accountants’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors.

JOHN-GARY HEWITT (CHAIR)(*) CARLOS DE MIGUEL KENNETH A. GLENN

(*) – The “Audit Committee Report” was filed prior to the Record Date. Alan Greenberg and Miguel Cauvi resigned from our Board during April 2002 and June 2002, respectively, and were replaced by Messrs. De Miguel and Glenn.

FEES OF INDEPENDENT AUDITORS

The aggregate fees billed for services rendered by Deloitte & Touche LLP during the fiscal year ended December 31, 2001 were as follows:

Category	Aggregate Fees

Audit Fees	$61,090
Financial Information System Design and Implementation	—
All Other Fees	13,750

Total	$74,840

“All Other Fees” above consist primarily of fees incurred in connection with our Federal tax filings. The Audit Committee has considered whether Deloitte & Touche LLP’s provision of the services covered under the caption “All Other Fees” above is compatible with maintaining Deloitte & Touche LLP’s independence, and believes it is compatible.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Shares as of September 30, 2002 by (i) each shareholder known by us to be the beneficial owner of more than 5% of our Common Shares, (ii) each director of Nimbus Group and (iii) all executive officers and directors as a group. The information in the following table assumes (i) a 1,000-for-one stock split of our outstanding Common Shares effected on August 26, 1999 (ii) a subsequent 2.326530644-for-one stock split of our outstanding Common Shares effected on November 3, 1999 and (iii) a subsequent 1-for-3 reverse stock split of our outstanding Common Shares effective on May 4, 2000.

	COMMON SHARES
	BENEFICIALLY OWNED

NAME OF BENEFICIAL OWNER(1)	NUMBER	PERCENTAGE(2)

Ilia Lekach(5)	1,773,000	23.83%
Pacific Investments(7)	983,000	13.21%
E Com Ventures(6)	1,002,889	13.48%
Horacio Groisman(3)	572,957	7.70%
Albert Friedman(4)	585,000	7.86%
Jonathan Geller(4)	375,000	5.04%
Mitchell H. Morgan(4)	375,000	5.04%
John-Gary Hewitt(8)	33,333	*
Carlos de Miguel (9)	—	*
Kenneth A. Glenn (9)	—	*
Executive officers and directors as a group (4 persons)	2,556,333	34.36%

(*)	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise noted, the address of each shareholder is our address, which is 5555 Anglers Avenue, Suite 16, Fort Lauderdale, Florida 33312.

(2)	Percentage of ownership is based on 7,438,889 shares outstanding as of December 31, 2001. Common Shares subject to options currently exercisable or exercisable within 60 days of December 31, 2001 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(3)	Options to purchase a total of 45,000 shares granted to Dr. Groisman on August 25, 1999 and May 4, 2000, one third of which vest on the first, second and third anniversary of the date of grant. Does not include non-exercisable options of 25,000 shares.

(4)	Total options to purchase 275,000, 375,000 and 375,000 Common Shares, granted to Messrs. Friedman, Morgan and Geller as of December 31, 2001. All of the options issued to Messrs. Friedman, Morgan and Geller are currently exercisable. Effective October 1, 2002, we entered into a severance agreement with Albert Friedman, our former President of TTA. All of Mr. Friedman’s stock options will expire on January 1, 2003, if not exercised prior to such date.

(5)	Options to purchase 270,000 Common Shares, granted to Mr. Lekach on January 31, 2000 (90,000 shares) and May 4, 2000 (180,000 shares), one third of which vests on the first, second and third anniversary of the date of grant. Also includes options to purchase 700,000 Common Shares, granted to Mr. Lekach during 2001 (200,000 shares on September 1, 2001 and 500,000 shares on November 21, 2001), vesting immediately. Does not include non-exercisable options to purchase 180,000 shares.

(6)	E Com Ventures, Inc.’s address is 11701 N.W. 101st Road, Miami, Florida 33178.

(7)	Ilia Lekach, our Chairman of the Board, owns 100 percent of the issued and outstanding shares of common stock of Pacific Investments. On April 17, 2001, Pacific Investments sold 250,000 shares to ECMV at a sales price of $1.01 per share.

(8)	Options to purchase a total of 100,000 shares granted to Mr. Hewitt on November 21, 2001, vesting in equal amounts over a three-year period, beginning on the date of grant. Does not include non-exercisable options to purchase 66,667.

(9)	Messrs. de Miguel and Glenn joined our Board in October 2002 and November 2002, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since our inception in June 1999, there has not been nor is there currently proposed any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our common shares had or will have a direct or indirect interest other than (i) compensation arrangements, which are described where required under “Management” and (ii) the transactions described below.

E COM VENTURES, INC. ADVANCES

We received an advance of $1 million on December 21, 1999 from ECMV and an additional advance of $1 million on March 9, 2000. The chairman of the board of ECMV is also the chairman of our Board. These advances were structured into two separate two-year convertible note agreements during May 2000, bearing interest at six percent (6%) per annum. ECMV had the right to convert all, but not less than all, of the principal amount into shares of our common stock at the conversion price equal to $7.20 per share. In addition, we granted a total of 200,000 warrants to ECMV at $7.20 per share. These warrants expired on June 12, 2001.

PERFUMANIA.COM SERVICE AND LICENSING AGREEMENTS

On October 1, 2000, we entered into a six-month service agreement with Perfumania.com, Inc., a subsidiary of ECMV, to outsource our warehouse and distribution functions. This agreement automatically renews for successive one-year terms. This service agreement includes order processing, inventory management, warehousing, fulfillment and shipping of product. This agreement is variable, based on volume of sales; however, the agreement includes monthly minimum fees if such volume levels are not obtained. Total fees incurred during the years ended 2001 and 2000, including outbound shipping charges, were approximately $647,000 and $173,000, respectively, and approximately $647,000 and $131,000 was accrued in the accompanying condensed balance sheets as of December 31, 2001 and December 31, 2000, respectively. Effective September 1, 2001, this service agreement was terminated.

Effective September 1, 2001, the Company entered into a licensing agreement with Perfumania.com to license its retail fragrance Web site. Under the terms of the agreement, the Company pays royalties to Perfumania.com of 5% of defined product sales for sales up to $8 million per annum, decreasing to 3% on sales exceeding $11 million per annum. Royalty expense under this agreement for the three and nine-month periods ended September 30, 2002 were approximately $50,000 and $139,000, respectively. Approximately $2.0 million and $1.0 million was accrued and classified as amounts due to related party in the accompanying condensed consolidated balance sheets as of September 30, 2002 and December 31, 2001, respectively. Of these amounts, approximately $1.1 million and $0.2 million related to the purchase of inventory as of September 30, 2002 and December 31, 2001, respectively.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(ITEM 2 ON PROXY CARD)

The firm of Deloitte & Touche LLP, the Company’s independent auditors for the year ended December 31, 2001, was not selected by the Board, upon the recommendation of the Audit Committee, to act in such capacity for the fiscal year ending December 31, 2002. The firm of Berkovitz, Lago & Company LLP was selected by the Board, upon the recommendation of the Audit Committee, to become the Company’s independent auditors for the fiscal year ending December 31, 2002, subject to ratification by the shareholders. There are no affiliations between the Company and Berkovitz, Lago & Company LLP, its partners, associates or employees, other than as pertain to the engagement of Berkovitz, Lago & Company LLP as independent auditors for the Company in the previous year. Representatives of Berkovitz, Lago & Company LLP are expected to be present at the Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

VOTE

The favorable vote of a majority of the votes cast regarding the proposal is required to ratify the selection of Berkovitz, Lago & Company LLP. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on the proposal. Unless instructed to the contrary in the Proxy, the shares represented by the proxies will be voted FOR the proposal to ratify the selection of Berkovitz, Lago & Company LLP to serve as independent auditors for the Company for the fiscal year ending December 31, 2002.

PROPOSAL 3: APPROVE THE SALE OF SUBSTANTIALLY ALL OF THE ASSETS AND CERTAIN
LIABILITIES OF TTA TO GO ANTIQUES, INC.
(ITEM 3 ON PROXY CARD)

The Board submits to the shareholders for their approval a proposal to sell substantially all of the assets and certain liabilities of our wholly owned subsidiary, TTA, to Go Antiques, Inc. (“GO”).

Today, all of our revenues are generated by our wholly owned subsidiary, TTA. TTA commenced operations on the World Wide Web during July 1999. During its operating history, TTA has evolved from being solely a membership community, where its members would list and profit from selling merchandise at online auction sites, to selling items directly in multiple wholesale and retail distribution channels. These selling channels consist primarily of online auction sites (TTA Auctions), a retail Web site (TTA Direct), a retail Web site we operate through a license agreement (Perfumania.com), and our users’ virtual storefronts (TTA Superstores) (collectively the “TTA Network”). The TTA Network utilizes a common infrastructure, including our inventory selection, order processing, payment processing, customer service and fulfillment of the products.

TTA Auctions lists and sells merchandise at online auction sites. Currently, we sell at eBay, Yahoo! Auctions and uBid. Online auction sites like eBay pioneered person-to-person trading of a wide range of goods over the Internet using an efficient and entertaining auction format and has grown into the largest and most popular person-to-person trading community on the Internet.

TTA also operates TTA Direct, our virtual retail storefront, which sells products to the general public, and the Perfumania.com retail storefront, which offers over 2,000 fragrance and fragrance-related products, including bath and aromatherapy products.

TTA Superstores is a virtual storefront platform providing individuals or existing Web sites an expanded distribution channel by offering the tools that allow them to sell merchandise online. Our solution eliminates the traditional barriers faced by individuals and small Web sites. TTA handles order processing, payment processing, customer service and fulfillment on behalf of our TTA Superstore users. Our users profit from the difference between the selling price and the price we charge them for the item that sold.

During January 2002, our Board adopted a formal plan of disposition of TTA, excluding the management and operation of Perfumania.com, in connection with an overall strategic program designed to focus our resources on Nimbus Jets, a wholly owned subsidiary of the Company, and the development of a national air taxi service.

On September 30, 2002, we received an offer from GO to purchase substantially all of the assets and certain liabilities of TTA for a total purchase price of approximately $1.5 million. The purchase price, subject to any final purchase price adjustments, would include $1.0 million in cash, $250,000 in a non-interest bearing note receivable due 12 months from the date of closing and approximately 227,250 shares of GO’s common stock, valued at $250,000. The value of the common stock of GO was based on the latest offering price of GO common stock. Completion of the purchase will be contingent upon the successful negotiation of a formal purchase agreement and the approval from the majority of our shareholders. A portion of the proceeds from the sale will be used to pay down our payable due to Perfumania.com and a portion will be used for general working capital.

Upon completion of the sale, senior management of TTA will continue to operate the Perfumania.com website.

The Board believes it is in the Company’s best interest to sell its traditional internet auction business, focus its efforts on growing its Perfumania.com website and to take advantage of the opportunity to enter the business of providing individual air taxi services. Accordingly, the Board recommends that you approve the sale of substantially all of the assets and certain liabilities of TTA to GO.

VOTE

The favorable vote of a majority of the votes cast regarding the proposal is required to ratify the approval of the sale of substantially all of the assets and certain liabilities of TTA to GO. Accordingly, abstentions or broker non-votes will not affect the outcome of the vote on the proposal. Unless instructed to the contrary in the Proxy, the shares represented by the proxies will be voted FOR the proposal to sell substantially all of the assets and certain liabilities of TTA to GO.

OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”) and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations that no Forms 5 were required, the Company believes that, during 2001, its directors, executive officers and greater than ten percent beneficial owners complied with the applicable Section 16(a) filing requirements.

INCORPORATION BY REFERENCE. To the extent that this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this Proxy Statement entitled “Compensation Committee Report”, “Audit Committee Report” (to the extent permitted by the rules of the Securities and Exchange Commission) and “Stock Price Performance Graph”, as well as the Audit Committee Charter attached as Annex A, will not be deemed incorporated, unless specifically provided otherwise in such filing.

SHAREHOLDERS’ PROPOSALS. In accordance with the Company’s Bylaws, proposals of shareholders intended to be included in the Proxy Statement and related Proxy for the Company’s annual meeting of shareholders to be held in 2003 must be received by the Company not less than 60 days no more than 90 days prior to our 2003 annual meeting of shareholders at its principal office, 5555 Anglers Avenue, Suite 16, Fort Lauderdale, Florida 33312, Attention: Corporate Secretary. Proposals must comply with the requirements as to form and substance established by the Commission for proposals in order to be included in the Proxy Statement.

Shareholder proposals submitted to the Company for consideration at the Company’s Annual Meeting of Shareholders to be held in 2003 outside the processes of Rule 14a-8 (i.e., the procedures for placing a shareholder’s proposal in the Company’s Proxy materials) will be considered untimely if received by the Company prior to 60 days or subsequent to 90 days of the date of our 2003 annual meeting of shareholders. Accordingly, the Proxy with respect to the Company’s 2003 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposals received by the Company such time.

FINANCIAL STATEMENTS. The Company’s Annual Report to Shareholders for the year ended December 31, 2001 is being delivered with the Proxy Statement to the Company’s shareholders.

OTHER MATTERS. The Board knows of no matters that are expected to be presented for consideration at the Meeting which are not described herein. However, if other matters properly come before the Meeting or any adjournment thereof, the person named in the accompanying Proxy has discretionary authority to vote the shares represented by the accompanying Proxy in accordance with his best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board Fort Lauderdale, Florida

/s/ Ilia Lekach

Ilia Lekach Chairman of the Board

Annex A

TAKE TO AUCTION.COM, INC.
Audit Committee Charter

ARTICLE I.
PURPOSE

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee’s primary responsibilities are to serve as an independent and objective party to:

•	review the Company’s auditing, accounting, and financial reporting processes;

•	monitor the Company’s internal controls regarding accounting, finance, legal compliance, and ethics;

•	review and evaluate the Company’s outside auditors and internal auditing function; and

•	provide an open avenue of communication among the outside auditors, financial and senior management, the internal auditing function, and the Board of Directors.

Consistent with these responsibilities, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures, and practices at all levels. The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Article V of this charter.

ARTICLE II.
RELATIONSHIP WITH THE OUTSIDE AUDITORS

The Company’s outside auditor is ultimately responsible to the Board of Directors and the Audit Committee. Subject to an affirming vote by a majority of stockholders, the Board of Directors has the ultimate authority and responsibility to select, evaluate, and replace the outside auditors.

Management is responsible for preparing the Company’s financial statements. The Company’s outside auditors are responsible for auditing the financial statements. The activities of the Audit Committee are not designed to supersede or alter these traditional responsibilities.

ARTICLE III.
COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors. The members of the Audit Committee shall designate a chairperson of the committee. Each member of the Audit Committee shall be an independent director who is free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgement from management and the corporation. Notwithstanding the foregoing, in cases where the Audit Committee reasonably believes it to be in the best interests of the Company, a non-independent director may be nominated who is financially literate provided i) a majority of Audit Committee members are independent, and ii) the Chairperson is independent. The members of the Audit Committee shall satisfy at all times the requirements for audit committee membership of any exchange on which the Company’s securities are listed or of any applicable law.

Relationships that would disqualify a director from serving on the audit committee include:

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•	Employment by the corporation or its affiliates during the current year of any of the past three years;

•	Being an immediate family member of a person who is or has been in the past three years an executive officer of the corporation or its affiliates; or

•	Being an executive of a company if any executive of the corporation sits on the compensation committee of such other company.

In addition, each member of the Audit Committee shall be or become within a reasonable period of time after his or her appointment to the committee, financially literate. At least one member of the Audit Committee shall have accounting or related financial management expertise. The Board of Directors shall determine whether a member of the Audit Committee is financially literate or has accounting or related financial management expertise. Audit Committee members may enhance their financial literacy by participating in educational programs.

ARTICLE IV.
MEETINGS

The Audit Committee shall meet regularly and as circumstances dictate. Regular meetings of the Audit Committee may be held without notice at such time and at such place as shall from time to time be determined by the chairperson of the Audit Committee, the president, or the secretary of the corporation. Special meetings of the Audit Committee may be called by or at the request of any member of the Audit Committee, any of the Company’s executive officers, the secretary, the director of internal auditing or the outside auditors, in each case on at least twenty-four hours notice to each member.

If the Board of Directors, management, the director of internal auditing function, or outside auditors desire to discuss matters in private, the Audit Committee shall meet in private with such person or group.

A majority of the Audit Committee members shall constitute a quorum for the transaction of the Audit Committee’s business. Unless otherwise required by applicable law, the Company’s charter or bylaws or the Board of Directors, the Audit Committee shall act upon the vote or consent of a majority of its members at a duly called meeting at which a quorum is present. Any action of the audit committee may be taken by a written instrument signed by all of the members of the Audit Committee. Meetings of the Audit Committee may be held at such place or places as the Audit Committee shall determine or as may be specified or fixed in the respective notices or waivers of a meeting. Members of the Audit Committee may participate in Audit Committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceedings can hear each other, or such participation shall constitute presence in person at such proceedings.

ARTICLE V.
SPECIFIC ACTIVITIES

Without limiting the Audit Committee’s authority, the Audit Committee shall carry out the following specific activities.

Section 5.1. Review of Documents and Reports

a.	Review and reassess this charter at least annually.

b.	Subsequent to the Company’s initial public offering, review the Company’s annual report on Form 10-K, including the Company’s year end financial statements, before its release and consider whether the information is adequate and consistent with members’ knowledge about the corporation and its operations.

2

c.	Review the regular internal reports to management prepared by the internal auditing function and management’s response.

d.	Subsequent to the Company’s initial public offering, review the Company’s quarterly reports on Form 10-Q prior to their filing or prior to the release of earnings and consider whether the information is adequate and consistent with each members’ knowledge about the Company and its operations. The chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Section 5.2. Outside Auditors

a.	Recommend to the Board of Directors the selection of the outside auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the outside auditors. On an annual basis, the committee shall require the outside auditors to provide the Audit Committee with a written statement disclosing all relationships between the corporation and the outside auditors. The Audit Committee should review and discuss these relationships with the outside auditors to determine the auditors’ independence. The Audit Committee shall take or recommend appropriate action to ensure the independence of the outside auditors.

b.	Review with the outside auditors the scope, approach, and results of the annual auditing engagement.

c.	Ensure that the outside auditors inform the committee of any fraud, illegal acts, or deficiencies in internal control of which they become aware and communicate certain required matters to the committee.

d.	Review with the outside auditors their performance and approve any proposed discharge of the outside auditors when circumstances warrant.

e.	Direct and supervise special audit inquiries by the outside auditors as the Board of Directors of the Audit Committee may request.

Section 5.3. Financial Reporting Processes

a.	Review significant accounting and reporting issues, including recent professional and regulatory pronouncements or proposed pronouncements, and understand their impact on the Company’s financial statements.

b.	In consultation with the outside auditors and the internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

c.	Consider the outside auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

d.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the outside auditors, management, or the internal auditing function.

Section 5.4. Process Improvement

a.	Ensure that significant findings and recommendations made by the internal and outside auditors are received and discussed on a timely basis.

b.	Review any significant disagreement among management and the outside auditors or the internal auditing function in connection with the preparation of the financial statements.

3

c.	Review with the outside auditors, the internal auditing function, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.

Section 5.5. Ethical and Legal Compliance

a.	Review activities, organizational structure, and qualifications of the internal audit function.

Section 5.6. Reporting Responsibilities

a.	Regularly update the Board of Directors about committee activities and make appropriate recommendations.

ARTICLE VI.
MISCELLANEOUS

The Audit Committee may perform any other activities consistent with this charter, the Company’s charter and bylaws, and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate.

4

PROXY	NIMBUS GROUP, INC	PROXY

5555 ANGLERS AVE., SUITE 16, FORT LAUDERDALE, FLORIDA 33312

     THE UNDERSIGNED SHAREHOLDER(S) OF NIMBUS GROUP, INC. (“NMC”) HEREBY CONSTITUTES AND APPOINTS MITCHELL MORGAN, AND JONATHAN GELLER AND EACH OF THEM, ATTORNEYS AND PROXIES OF THE UNDERSIGNED, EACH WITH POWER OF SUBSTITUTION, TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF NMC TO BE HELD ON DECEMBER 3, 2002 AT 9:00 A.M. EST, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, ACCORDING TO THE NUMBER OF SHARES OF COMMON STOCK OF NMC WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE, AND WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, AS FOLLOWS:

     THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR OF THE NOMINEES SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

(Continued and to be signed on other side.)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
NIMBUS GROUP, INC.

December 3, 2002

Please Detach and Mail in the Envelope Provided

A	☒	(Please mark your) votes as in this example.

FOR the nominees listed at right (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for the nominees listed	THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR OF THE NOMINEES SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

							FOR	AGAINST	ABSTAIN
1.	To elect the nominees for the Board of Directors of NMC	☐	☐	Nominees: Carlos de Miguel Kenneth A. Glenn	2.	To ratify the selection of Berkovitz, Lago & Company LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2002; and	☐	☐	☐

	(INSTRUCTION: To vote for the nominees listed at right, mark the “FOR” box, and to withhold authority for the nominees listed at right, mark the “WITHHOLD AUTHORITY” box.)				3.	To approve the sale of substantially all of the assets and certain liabilities of Take to Auction.com, Inc; and	☐	☐	☐
					4.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

						This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the proposals described above.

						The undersigned revokes any prior proxy at such meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is hereby acknowledged.

						THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NIMBUS GROUP, INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

Signature __________________ Dated: _________, 2002 Signature if held jointly ____________________ Dated:_______, 2002

NOTE:	Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.